UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2006
ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)
48084-7186
(Zip code)
Registrant’s telephone number, including area code: (248) 435-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Consent of Independent Registered Public Accounting Firm
Revised Management's Discussion and Analysis of Financial Condition and Results of Operations and Revised Consolidated Financial Statements and Supplementary Data

Item 8.01. Other Events.
ArvinMeritor, Inc. (“company”) is filing this Current Report on Form 8-K to update the historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended October 2, 2005 (“Form 10-K”), for presentation of the light vehicle ride control business as discontinued operations.
As reported in the company’s Quarterly Report on Form 10-Q for the quarterly period ended January 1, 2006 (“Form 10-Q”), the company sold its light vehicle ride control business located in Asti, Italy in December 2005, and this sale, together with the previous divestiture of the company’s shareholdings in its AP Amortiguadores, S.A. joint venture in the second quarter of fiscal year 2004, substantially completed the company’s plan to exit the company’s light vehicle ride control business. The exiting of this business meets the requirements under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”), for classification as discontinued operations. As a result, in the Form 10-Q the light vehicle ride control business was presented as discontinued operations in the consolidated statement of income and consolidated statement of cash flows for the three months ended December 31, 2005, and all prior periods in the Form 10-Q were restated to reflect that presentation.
Under requirements of the Securities and Exchange Commission (“SEC”), the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements included in the company’s Form 10-K, if those financial statements are to be incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the light vehicle ride control business being classified as discontinued operations.
Accordingly, the company’s revised audited consolidated financial statements for the fiscal years ended September 30, 2005, 2004 and 2003, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A), reflecting this classification are filed as Exhibit 99 to this Current Report on Form 8-K. This reclassification has no effect on the company’s reported net income for any reporting period and has no material effect on the company’s results of operations or financial condition. The revised sections of the Form 10-K included in this Current Report have not otherwise been updated for events occurring after the date of the consolidated financial statements, which were originally presented in the Form 10-K filed on November 18, 2005. The MD&A included in this Current Report has also been revised to discuss cash flows from operations as that term is defined by accounting principles generally accepted in the United States of America. All other information in the Form 10-K remains unchanged. This report should be read in conjunction with the Form 10-K (except for Items 7 and 8, which are included in this report).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and revised Consolidated Financial Statements and Supplementary Data for the fiscal years ended September 30, 2005, 2004 and 2003 (Part II, Items 7 and 8 of the company’s Annual Report on Form 10-K for the fiscal year ended October 2, 2005, filed with the SEC on November 18, 2005).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

By:	/s/ Vernon G. Baker, II Vernon G. Baker, II
Senior Vice President and
General Counsel
Date: February 27, 2006

Exhibit Index

Ex No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and revised Consolidated Financial Statements and Supplementary Data for the fiscal years ended September 30, 2005, 2004 and 2003 (Part II, Items 7 and 8 of the company’s Annual Report on Form 10-K for the fiscal year ended October 2, 2005, filed with the SEC on November 18, 2005).